EXHIBIT 10.1.4

RECORDING REQUESTED BY:

AND WHEN RECORDED MAIL TO:

Ernest Riffenburgh, Esq.
Gresham Savage Nolan & Tilden, PC
550 E Hospitality Lane
Suite 300	SPACE ABOVE THIS LINE FOR RECORDER’S USE
San Bernardino, CA 92408

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

MADE BY

KAISER EAGLE MOUNTAIN, LLC,

a Delaware limited liability company (“Trustor”)

TO

FIRST AMERICAN TITLE INSURANCE COMPANY (“Trustee”)

IN FAVOR OF

CIL&D, LLC,

a Delaware limited liability company (“Beneficiary”)

THIS SECURITY INSTRUMENT CONSTITUTES A FIXTURE FILING UNDER SECTION 9-334, 9-501(a)(1) AND 9-502 OF THE COMMERCIAL CODE OF THE STATE OF CALIFORNIA. TO THE EXTENT THE GOODS ARE FIXTURES UNDER THE LAWS OF THE STATE OF CALIFORNIA, THE FIXTURES ARE OR SHALL BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED ON EXHIBIT A ATTACHED HERETO, COMMONLY KNOWN AS EAGLE MOUNTAIN. THE NAME OF THE RECORD OWNER OF THE REAL PROPERTY IS KAISER EAGLE MOUNTAIN, LLC

This DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (“Deed of Trust”), is effective as of June 29, 2015 (the “Effective Date”), by and among KAISER EAGLE MOUNTAIN, LLC, a Delaware limited liability company (“Trustor”), having an address at c/o Eagle Crest Energy Company, 3000 Ocean Park Blvd, Suite 1020, Santa Monica, CA 90405, Attn: J. Douglas Divine; FIRST AMERICAN TITLE INSURANCE COMPANY (“Trustee”), having an address at 3281 East Guasti Road, Suite 440, Ontario, California 91761, Attn: Mary L. Brown and CIL&D, LLC, a Delaware limited liability company (“Beneficiary”), having an address at 337 N. Vineyard Ave., 4th Floor, Ontario, CA 91764, Attn: Richard E. Stoddard.

1. Grants; Obligations Secured.

1.1 Real Property. To secure the full and timely payment and performance of the Secured Obligations, so long as any of the Secured Obligations remain outstanding and upon the trust, terms and conditions contained herein, Trustor irrevocably GRANTS, BARGAINS, SELLS AND CONVEYS to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor’s present and future estate, right, title and interest in and to all of the following real property and interests in real property, now owned or hereafter acquired (collectively the “Property”):

(a) that certain real property, and those interests in real property (including, without limitation, all Mining Claims) located in the County of Riverside, State of California, described as set forth on Exhibit “A” attached hereto and incorporated by this reference (the “Real Property”), (b) to the extent permitted under applicable law, all present and future appurtenances to the Real Property, including, without limitation, all rights of way and easements benefiting the Real Property; (c) all improvements and fixtures now or hereafter on the Real Property, (d) to the extent permitted under applicable law, all present and future leases, licenses, franchises, concessions, subleases, rental agreements and other agreements for possession, use or occupancy pertaining to any of the Real Property (including, without limitation, the Mining Lease, the Railroad Agreement, the Access Agreement and the Water and Utilities Agreement) and all guarantees of, security for, and letters of credit and other credit enhancements given in connection with any person’s obligations under any thereof, and all of the rents, issues, royalties, profits, receipts, revenue and income (including security deposits) of any thereof or any of the Property (collectively the “Rents”) (subject, however, to the absolute assignment thereof set forth hereinafter and the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply the Rents), and (e) all proceeds, including insurance proceeds and claims arising on account of any damage to, loss or taking of, or diminution in value of, any of the Property.

1.2 Personal Property. To further secure the full and timely payment and performance of the Secured Obligations, so long as any of the Secured Obligations remain outstanding and upon the trust, terms and conditions contained herein, Trustor, as debtor, hereby GRANTS a security interest to Beneficiary, as secured party, in all of Trustor’s present and future right, title and interest in and to all of the following property, now owned or hereafter acquired, to the extent that such a security interest may be granted under applicable law (collectively the “Collateral”):

All goods, accounts, commercial tort claims, documents, agreements, instruments, money, deposit accounts, chattel paper, investment property, letter-of-credit rights, letters of credit, minerals (including, without limitation, rock, rock product, minerals, ore, and ore pellets) before extraction, and general intangibles (including, without limitation, (i) any and all entitlements with respect to the Property, any and all mining and mineral rights, and any and all rights in, to, and under insurance policies (whether or not required to be maintained pursuant to the terms hereof or of any other document executed in connection with the transactions contemplated hereby) and (ii) all studies, analyses and reports commissioned by or on behalf of Borrower, Trustor or Eagle Crest Energy Company undertaken in contemplation or furtherance of the Project or the financing of the Project, and any contract rights related thereto or related to any other aspect of the Project analyzing, evaluating, commencing, constructing, financing, completing or operating the Project (collectively, the “Project Collateral”) together with any substitutes or replacements for any Project Collateral and all products and cash and non-cash proceeds of the foregoing in whatever form), as those terms are defined in the California Uniform Commercial Code from time to time in effect, and including, without limitation, any and all of the foregoing now or hereafter located or installed on or attached or affixed to the Property or any Collateral, or used, necessary for use, or intended for use in connection with or otherwise relating in any way to or deriving from the Property or any Collateral (including the ownership, design, development, construction, improvement, equipping, furnishing, use, leasing, operation, management, occupancy, financing or sale, damage, destruction, condemnation, or taking of the Property or any Collateral); and all proceeds, replacements, substitutions, products, accessions, and increases of the Property or any of the Collateral, and all receipts, revenues, rents, issues, and profits of operation, use, hiring, leasing, or licensing of the Property or any of the Collateral.

1.3 Obligations Secured. The grants, assignments and transfers made in Sections 1.1 and 1.2 secure, in such order of priority as Beneficiary, in its absolute discretion, may determine, the due, prompt and complete payment, performance, observance and satisfaction by Trustor of all of its obligations, covenants, agreements and conditions under all of the following (collectively, the “Secured Obligations”):

1.3.1 that certain Guaranty Agreement (the “Trustor Guaranty”) of even date herewith, made by Trustor in favor of Beneficiary in respect of (i) that certain Senior Secured Note (Deferred Payment), in the original principal amount of $4,250,000, of even date herewith made by Eagle Mountain Acquisition LLC (“Borrower”) to Beneficiary (the “Senior Note”), and (ii) that certain Junior Secured Note, in the original principal amount of $19,000,000, of even date herewith made by Borrower to Beneficiary (the “Junior Note,” and, together with the Senior Note, the “Notes”); and

1.3.2 this Deed of Trust, including all additional advances, if any, made by Beneficiary under this Deed of Trust.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS DEED OF TRUST OR ANY PROVISION OF THE TRUSTOR GUARANTY OR ANY OTHER TRANSACTION AGREEMENT TO THE CONTRARY, this Deed of Trust does not, and shall not be deemed to, secure (i) the obligations of the Borrower under either of the Notes or any other obligation of the Borrower guaranteed by Trustor pursuant to the Trustor Guaranty (the obligations so guaranteed by Trustor, the “Guaranteed Obligations”), or (ii) any obligation of any person other than Trustor in respect of all or any portion of the Guaranteed Obligations, including but not limited to the obligations of any person other than Trustor under any other guaranty of the obligations guaranteed by the Guaranteed Obligations.

2. Fixture Filing. The personal property in which Beneficiary has a security interest includes goods which are or may or will become fixtures on the Property. This Deed of Trust is intended to serve as a fixture filing pursuant to the California Uniform Commercial Code. Trustor is the “debtor;” Beneficiary is the “secured party”; the addresses of each are as specified in the first paragraph of this Deed of Trust.

3. To protect the security of this Deed of Trust, Trustor represents, warrants and agrees as follows:

3.1 Repair; Compliance with Laws. Unless otherwise expressly permitted under the PA or by Beneficiary’s written consent, Trustor shall: (a) with respect to the improvements set forth on Schedule 3.1, keep such improvements in substantially the same condition as of the Effective Date; (b) not (and shall not permit any other person or entity to) remove, demolish or materially alter any improvements set forth on Schedule 3.1, (c) in addition to clause (b) of this Section, not remove or demolish any other improvements on the Property except (i) as required under any Law; (ii) in the course of renovating or improving the Property and Collateral; (iii) as reasonably determined by Trustor to be necessary in connection with the planning, development, construction or operation of the Project; or (iv) otherwise in the ordinary course of business; (d) comply with all Laws, including without limitation the Reclamation Plan and all other Laws affecting the Property or Collateral or requiring any alterations or improvements to be made thereon, and (f) not commit, suffer or permit any (i) act upon the Property in violation of Law, or (ii) waste or unreasonable depreciation of the Property.

3.2 Insurance.

3.2.1 Trustor shall keep (or cause to be kept) Trustor’s business and the Property and Collateral insured against all risks usually insured against in the same general area by persons engaged in the same or a similar business, provided that Trustor need not insure the Property against fire except to the extent that coverage is available on a commercially reasonable basis. Without limiting the generality of the foregoing, Trustor shall:

(a) maintain public (general) liability insurance of no less than $1,000,000 per occurrence and $2,000,000 aggregate against claims for personal injury, death or property damage suffered by others upon or in or about any premises occupied by it or occurring as a result of its ownership, maintenance or operation of any automobiles, aircraft or other vehicles, as applicable, or facilities; and

(b) maintain all such workers’ compensation or similar insurance as may be required under the laws of any jurisdiction in which it may be engaged in business.

3.2.2 Trustor shall furnish (or cause to be furnished) to Beneficiary, upon request, a certificate of its insurance coverage, in form and detail reasonably satisfactory to Beneficiary, and copies of the applicable policies (if so requested); and (ii) require each policy of insurance to contain a provision whereby it cannot be canceled, amended, or modified or permitted to lapse except after 30 days’ prior written notice to Beneficiary.

3.2.3 All such insurance shall be maintained in at least such amounts as such insurance is usually carried by persons engaged in the same or a similar business, and all such insurance shall be effected under a valid and enforceable policy or policies issued by insurers of recognized responsibility. All policies of casualty insurance shall contain a 438 BFU lender’s loss payable endorsement (or its equivalent), in form and substance satisfactory to Beneficiary, showing Beneficiary as loss payee thereunder, and all liability insurance policies shall show the Beneficiary as an additional insured.

3.2.4 If Trustor fails to pay or cause to be paid the premium on any such insurance, or shall fail to insure its properties and assets to the full extent required hereunder, Beneficiary may, in its sole discretion but without obligation to do so, obtain such insurance for the account of Trustor, and Trustor shall reimburse Beneficiary therefor on demand, together with interest from the date incurred by Beneficiary to the date of payment by Trustor, at the Applicable Rate.

(a) All proceeds payable under any casualty policy shall, at the option of Beneficiary, be payable to Beneficiary to be applied on account of (or held as cash collateral for) the Secured Obligations. To the extent that Beneficiary elects to apply such proceeds to the payment of the Secured Obligations, they shall be applied in the following order of priority and reduce the principal amount of the corresponding Note as follows:

FIRST, to the extent that any amount is then due and payable under the Senior Note and has not been paid by Borrower, to the payment by Trustor, pursuant to the Trustor Guaranty, of amounts so due and payable under the Senior Note; and

SECOND, to the extent that any amount is then due and payable under the Junior Note and has not been paid by Borrower, to the payment by Trustor, pursuant to the Trustor Guaranty, of amounts so due and payable under the Junior Note.

Any portion of such proceeds not applied pursuant to either of the preceding clauses FIRST and SECOND, whether by exercise by Beneficiary of its option not to so apply such proceeds or because the amount available therefor exceeds the amount so applied, shall be held by Beneficiary as cash collateral for the payment of the Secured Obligations. Proceeds received by Beneficiary pursuant to this Section 3.2.5 need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Beneficiary shall be under no liability to pay or provide for the payment of interest thereon.

(b) The amount actually collected under any casualty or other insurance policy may be applied by Beneficiary in accordance with the foregoing provisions of this Section 3.2.5 or, at the option of Beneficiary, all or any portion of the amount so collected may be released to Trustor. Such application or release shall not cure or waive any Event of Default, default or notice of default hereunder or invalidate any act done pursuant to such notice. Trustor shall promptly notify Beneficiary of any cancellation of insurance required to be maintained under this section.

3.3 Defense Obligations; Reimbursement. Trustor shall appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee. Trustor shall immediately reimburse Beneficiary for all out-of-pocket fees and costs, including reasonable attorneys’, consultants’ and experts’ fees and costs, incurred by Beneficiary for: (a) enforcement of the Trustor Guaranty, this Deed of Trust or any other Secured Obligation, or any of their respective terms, or the exercise or protection of any rights or remedies hereunder or thereunder and/or at law, in equity or otherwise, whether or not any action or proceeding is filed (and including, without limitation, all such fees and costs incurred in connection with any amendment, restructuring, workout or other modification of the Trustor Guaranty or the obligations supported thereby or otherwise incurred by Beneficiary in connection with the administration thereof); (b) representation of Beneficiary in any bankruptcy, insolvency, reorganization or other debtor-relief or similar proceeding of or relating to Trustor, to any person liable (by way of co-obligation, guaranty, assumption, endorsement or otherwise) upon or in connection with any of the Secured Obligations, or to the Property or the Collateral; or (c) representation of Beneficiary in any action or proceeding relating to the Property or the Collateral, whether commenced by Beneficiary or any other person, including foreclosure, receivership, lien or stop-notice enforcement, bankruptcy, eminent domain and probate actions or proceedings. Notwithstanding anything herein to the contrary, Trustor shall not have any obligation hereunder to indemnify, reimburse or defend Beneficiary with respect to any matter for which Beneficiary has expressly agreed in the PA to accept responsibility, indemnify, or hold harmless or reimburse Trustor or any Affiliate of Trustor.

3.4 Taxes and Assessments. Trustor shall pay, before delinquency, all taxes and assessments affecting the Property or the Collateral, including assessments on appurtenant water stock and, when due, all monetary encumbrances, charges and liens, with interest, on the Property, the Collateral, or any part thereof, which appear to be prior, superior or junior hereto, and all costs, fees and expenses of this Deed of Trust, other than those for which, pursuant to the PA, Trustor is not responsible.

3.5 Protection of Security. Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee (but without obligation to do so, and without releasing Trustor from any obligation hereunder) may, with 15 days’ prior written notice to Trustor: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, each of Beneficiary and Trustee being authorized to enter upon the Property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of

Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay such counsel’s reasonable fees and disbursements.

3.6 Payment. Trustor shall pay immediately and without demand all out-of-pocket sums expended by Beneficiary or Trustee pursuant to Section 3.5, with interest from the date of expenditure at the rate applicable from time to time under the Junior Note (i.e., the stated interest rate or such default rate, if any, as may be or become applicable under the Junior Note) (the “Applicable Rate”), and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary, not to exceed the maximum allowed by law at the time when said statement is demanded.

3.7 General Representations and Warranties; Security Interest Protection; Certain Corporate Matters. Trustor represents and warrants to Beneficiary, and covenants that:

3.7.1 Security Interest Information. Trustor represents and warrants to Beneficiary that: (a) Trustor’s full, correct and legal name, as indicated on the public record of the jurisdiction of its organization, is as set forth in the first paragraph of this Deed of Trust; (b) Trustor is a Delaware limited liability company, organized solely under the laws of that state; (c) Trustor’s mailing address for purposes of any financing statement filed in connection with this Deed of Trust is as shown in the first paragraph of this Deed of Trust, and is also the location of its sole place of business; (d) the Secured Obligations have been incurred for business, commercial and/or investment purposes, and not primarily for personal, family, or household purposes; and (e) the transaction in connection with which the Notes were issued does not constitute either a consumer-goods transaction or a consumer transaction.

3.7.2 Changes in Name or State of Organization; Limitations on Distributions and Other Changes. Trustor will make no change to its name, address, organizational status or existence, or state of organization, without providing Beneficiary 30 days’ prior written notice.

3.8 Ownership, Maintenance, and Preservation of Property and Collateral.

3.8.1 Trustor represents and warrants that it is, and as to portions of the Property or the Collateral to be acquired hereafter agrees that it will be, the sole owner of the Property and the Collateral, free from any adverse lien, security interest or other claim, other than (a) in the case of the Property, existing encumbrances of record, (b) the security interest granted hereby, (c) the Mining Lease, the Railroad Agreement, the Access Agreement and the Water and Utilities Agreement, and (d) any other Leases in existence on the date hereof or entered into hereafter in accordance with the provisions hereof. Trustor represents and warrants that it has not executed or authorized any security agreement, assignment, pledge or financing statement covering any of the Collateral except in favor of Beneficiary, and that no financing statement covering any of the Collateral is on file in any public office in any jurisdiction. Without Beneficiary’s prior written consent, which shall not be unreasonably withheld, Trustor will not (x) grant any lien on or security interest in the Property or the Collateral securing any indebtedness other than in favor of the Beneficiary, or (y) except as is customary in connection with the testing, analysis or positioning of the Property in preparation for construction or improvement of the Property (including construction of the Project or financing thereof) or as is reasonably necessary in exchange for governmental approvals or consents required for the Project (i) allow any lien to be placed on the Property or the Collateral or execute, file or authorize to be filed, in any jurisdiction, any financing statement covering any of the Collateral, (ii) create, permit or suffer any encumbrance on the Property, or (ii) enter into any easement, lease, license, franchise, concession, sublease, rental agreement or other agreement for possession, use or occupancy pertaining to all or substantially all of the Real Property with any person other than an Affiliate of Trustor or Beneficiary; provided, that in all cases, any such easement, encumbrance, lease, license, franchise, concession, sublease, rental agreement or other agreement for possession, use or occupancy shall at all times remain subordinate to the prior rights of the Beneficiary unless otherwise agreed by Beneficiary in writing. Notwithstanding anything to the contrary contained herein, Trustor shall be permitted to lease all or substantially all of the Property to any Affiliate (including without limitation, Eagle Crest Energy Company) without Beneficiary’s prior written consent, so long as (i) Trustor provides to Beneficiary a fully executed copy of any such lease (including all exhibits and schedules) within ten (10) days of the execution of such lease, (ii) any such lease shall at all times remain subordinate to the prior rights of the Beneficiary hereunder, as specifically agreed to by the lessee of such lease, (iii) any such lease shall at all times be terminable by the Beneficiary (or other successful purchaser) upon the conclusion of a foreclosure proceeding, and (iv) at no time shall the lease be assignable by the Trustor or lessee, in each case, unless otherwise agreed by Beneficiary in writing.

3.8.2 Reserved.

3.8.3 Reserved.

3.8.4 All tangible Collateral, and all tangible embodiments and evidences of intangible Collateral, will be and remain located at the Property or (if different) at Trustor’s address for notices set forth above, except as Beneficiary may consent in writing. Trustor will not sell or remove therefrom any of the Collateral material to the value or utility of the Property unless (a) Beneficiary has consented in writing, and under such conditions as Beneficiary may impose; or (b) such Collateral is concurrently replaced with like Collateral of equivalent value and utility in which Beneficiary has a perfected security interest.

3.8.5 Trustor shall not allow to become delinquent any payments due under any encumbrances, charges and liens, with interest, on the Property, the Collateral, or any part thereof, which appear to be prior, superior or junior to this Deed of Trust. Trustor warrants and will defend generally title to the Property against all claims and demands, subject only to encumbrances of record as of the date hereof.

3.8.6 Trustor and Beneficiary agree to work together in good faith and to make commercially reasonable efforts to minimize Project Interference. Notwithstanding anything to the contrary contained herein, except during the continuance of an Event of Default, the provisions of this Deed of Trust shall not restrict or limit Trustor’s use of the Property, including the planning, analysis and development of the Project. Except with respect to the improvements set forth on Schedule 3.1 and subject to the limitations in Section 3.8.1 above, Trustor shall have the ability, without the consent of the Beneficiary, to lease, encumber, grant licenses in, grant easements over, demolish, or dedicate any portion of the Property or the Collateral in furtherance of the Project (“Trustor’s Use”), so long as Trustor’s Use will not materially limit or negatively impact Beneficiary’s rights under Mining Lease, the Railroad Agreement, the Access Agreement or the Water and Utilities Agreement (“Beneficiary’s Rights”). Trustor’s Use shall not materially limit or negatively impact Beneficiary’s Rights without Beneficiary’s prior, reasonable consent, which consent shall not be unreasonably withheld, conditioned or delayed, however, should a conflict between Trustor’s Use and Beneficiary’s Rights arise that cannot be avoided or resolved and such conflict may be reasonably be expected to cause Project Interference, then Trustor’s Use shall have priority and Beneficiary shall cease or modify any activity that may cause Project Interference so as to not result in Project Interference. Notwithstanding the foregoing, at no time shall the Trustor’s Use prohibit, limit or in impair in any way the Beneficiary’s remedial rights under this Deed of Trust, including, without limitation, Beneficiary’s rights with respect to foreclosure.

3.9 Indemnity. Without limiting in any respect any other indemnity obligation of Trustor under the Trustor Guaranty, Trustor will indemnify, defend, and hold Beneficiary harmless from and against all liabilities, claims, actions, costs, and expenses, including but not limited to reasonable attorneys’ fees, arising from or related to Trustor’s ownership or use of any of the Property or Collateral after the Effective Date, or Beneficiary’s exercise of any of its rights or remedies under this Deed of Trust. For the avoidance of doubt, except as expressly agreed hereunder or otherwise in writing, Trustor shall not be liable to Beneficiary for any liabilities, claims, actions costs and expenses arising from or related to Trustor’s ownership or use of the Property or Collateral during the period prior to and including the Effective Date.

3.10 Further Agreements, Acts; Financing Statements. Trustor shall execute any and all further agreements, assignments, documents and financing statements, and take such other and further acts, as Beneficiary may reasonably request from time to time in order to evidence, protect, perfect or continue the lien and security interest of Beneficiary in the Property and/or the Collateral or otherwise carry out the purposes and intent of this Deed of Trust. Without limiting the generality of the foregoing, Trustor shall give Beneficiary prompt written notice of becoming aware of any commercial tort claim to which Trustor acquires rights, describing such commercial tort claim in reasonable detail (and such notice shall constitute a grant by Trustor to Beneficiary of a security interest in such commercial tort claim, as security for the Secured Obligations). Beneficiary may file financing statements in all states, counties and other jurisdictions as it may elect, without the signature of Trustor if permitted by law. At Beneficiary’s election, in addition to or instead of any other description of the Collateral, any financing statement description may use the terms “all assets,” “all personal property,” or words to similar effect.

3.11 No Obligations. Beneficiary shall be under no obligation or duty to exercise any of the powers hereby conferred upon Beneficiary, and shall have no liability for any act or failure to act in connection with any of the Collateral (including any diminution in the value of the Collateral from any cause whatsoever). Beneficiary shall be under no duty to collect any amount that may be or become due on any of the Collateral, to redeem or realize on the Collateral, to make any presentments, demands or notices of protest in connection with any of the Collateral, to take any steps necessary to preserve rights in any instrument, contract or lease against third parties or to preserve rights against prior parties, to remove any liens or to do anything for the enforcement, collection or protection of the Collateral, except to the extent, if any, that the Uniform Commercial Code requires Beneficiary to use reasonable care with respect to the Collateral while in its possession.

4. It is further agreed:

4.1 Incorporation of Definitions. In addition to the terms defined elsewhere in this Deed of Trust, for purposes of this Deed of Trust: (i) capitalized terms used in this Deed of Trust without definition have the meanings given to them in the Trustor Guaranty; and (ii) the terms set forth on Exhibit “B” attached hereto and made a part hereof have the meanings given to them on Exhibit “B.”

4.2 Condemnation/Other Damages Award. Any award of damages in connection with any condemnation for public use of or injury to the Property, the Collateral, or any part thereof is hereby assigned and shall be paid to Beneficiary, who may apply or release such moneys received by it in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

4.3 Acceptance of Late Payment. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

4.4 Other Trustee Rights. At any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Trustor

Guaranty (to the extent legally required) for endorsement, and without affecting the personal liability of any person for payment of the Secured Obligations, Trustee may: reconvey any part of the Property; consent to the making of any map or plat thereof; with Trustor’s prior written consent, not to be unreasonably withheld, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien or charge hereof.

4.5 Reconveyance. Upon payment in full of the Secured Obligations, other than surviving indemnity obligations as to which no claims are then pending are performed, Beneficiary shall cause the reconveyance of this Deed of Trust and shall file, or authorize the filing of, an amendment terminating any financing statement filed in connection with the security interests granted herein terminating the effectiveness thereof. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Trustor Guaranty (to the extent legally required) to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

4.6 Leases and Rents.

4.6.1 Trustor absolutely and unconditionally hereby ASSIGNS and TRANSFERS to Beneficiary all of the Rents; reserving to Trustor only the right, prior to any default hereunder (which right shall terminate immediately and automatically upon any such default, without notice) and subject to any applicable cure rights, to collect, receive and retain the Rents as and when (and not before) they become due and payable, but not otherwise. Trustor shall, at the request of Beneficiary, execute such further assignments to Beneficiary of the Rents as Beneficiary may reasonably require.

4.6.2 Upon any default hereunder, Beneficiary may, at any time and without notice, irrespective of whether a notice of default has been delivered to Trustee, and without regard to the adequacy of the security for the Secured Obligations, in person or by agent or representative with or without bringing any action or proceeding, or by a receiver appointed by a court, do any one or more of the following, in its own name or in the name of Trustor: (a) enter upon, take possession of and/or operate the Property, the Collateral or any part thereof; (b) sue for or otherwise collect and receive Rents (including those past due and unpaid) and apply such Rents (less costs and expenses of operation (including reserves) and collection, including attorneys’ and experts’ fees and costs) to the payment of the Secured Obligations in such order and in proportions as Beneficiary in its absolute discretion may determine; (c) dispossess by usual proceedings any lessee defaulting in the payment of Rents; (d) lease the Property or the Collateral or any part thereof; (e) do any other acts which Beneficiary deems proper to protect this assignment and its interests hereunder until all of the Secured Obligations are paid in full; and (f) exercise any other right permitted by law. The exercise of any of the foregoing rights shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice, nor render Beneficiary a mortgagee in possession.

4.6.3 Trustor shall, at its sole cost and expense: (a) timely perform and satisfy every obligation and condition of all existing and future leases of the Property, including but not limited to the Mining Lease (the “Leases”), to be performed or satisfied by the lessor thereunder; (b) give prompt notice to Beneficiary of any notice of default given or received by Trustor under the Leases, together with a complete copy of any such notice of default; (c) enforce, short of termination, the performance and satisfaction of every obligation and condition of the Leases to be performed or satisfied by the lessees thereunder; (d) appear in and defend any action arising out of or relating to any of the Leases or the Secured Obligations of any party thereunder; (e) concurrently with the execution of any future Lease, give notice of this Deed of Trust to the lessee thereunder on a form approved by Beneficiary, and obtain from the Lessee such subordination, non-disturbance and attornment agreements and estoppel certificates as Beneficiary may request; (f) except as otherwise permitted under Section 3.8.1 above, before entering into any new Lease, obtain Beneficiary’s prior written consent (which consent shall not be unreasonably withheld); and (g) furnish to Beneficiary true and correct copies of all Leases. Notwithstanding anything to the contrary contained herein, Trustor shall be permitted to lease all or substantially all of the Property to any Affiliate (including without limitation, Eagle Crest Energy Company) without Beneficiary’s prior written consent, so long as (i) Trustor provides to Beneficiary a fully executed copy of any such lease (including all exhibits and schedules) within ten (10) days of the execution of such lease, (ii) any such lease shall at all times remain subordinate to the prior rights of the Beneficiary hereunder, as specifically agreed to by the lessee of such lease, (iii) any such lease shall at all times be terminable by the Beneficiary (or other successful purchaser) upon the conclusion of a foreclosure proceeding, and (iv) at no time shall the lease be assignable by the Trustor or lessee in each case, unless otherwise agreed by Beneficiary in writing.

4.6.4 Trustor shall not, without Beneficiary’s reasonable, prior written consent (except with respect to any Lease with an Affiliate, for which only notice shall be required), take any action to: (a) terminate (except as permitted under clause (c) below), modify or amend any material economic term of any of the Leases, or amend or modify the term of any Lease; (b) waive, or release any lessee from, any material economic obligation or condition to be performed or satisfied by any lessee under any Lease; (c) terminate the term of any of the Leases or accept a surrender thereof unless required to do so by the terms thereof; (d) collect or accept Rents more than one month in advance of the time when the same becomes due; (e) enter into any agreements whereby rent is abated, reduced or deferred; (f) cause or permit the leasehold estate under any of the Leases to merge with Trustor’s reversionary interest; (g) make any other assignment or transfer of any of its rights in any of the Leases or any of the Rents, absolutely or for security; or (h) consent to any assignments of or subletting under any Lease. Any such purported action by Trustor without Beneficiary’s prior written consent shall be void, and shall constitute an Event of Default hereunder.

4.7 Default and Remedies.

4.7.1 Default. The occurrence of any of the following shall constitute an “Event of Default” under this Deed of Trust: (a) an “Event of Default”, as defined in the Notes, in the Trustor Guaranty, (or, if “Event of Default” is not defined therein, the failure of any representation or warranty contained therein to be true and correct in all material respects as and when made or deemed made, or the breach of, or failure to observe, any obligation or requirement thereunder and, if any grace or cure period is provided therein, the continuation of such breach or failure to observe beyond the expiration of any applicable grace or cure period, and if no grace or cure period is provided therein, within thirty (30) days of such breach or failure; provided that no such grace period shall apply to any failure to pay any amounts when due and owing to Beneficiary; (b) default under or acceleration of the indebtedness secured by any other deed of trust, mortgage, lien or security agreement affecting or relating to the Property, the Collateral, or any part thereof; (c) except as expressly provided in this Deed of Trust, any claim or lien not otherwise permitted hereunder is made against the Property, the Collateral, or any part thereof, without prior written consent by the Beneficiary, and which claim or lien is not (i) discharged or bonded over within sixty (60) days after Trustor receives notice of same or (ii) subject to a good faith contest and bonded by Trustor in a manner acceptable to Beneficiary; (d) Trustor (i) becomes insolvent or unable to pay its debts as they mature; (ii) makes an assignment for the benefit of creditors; (iii) becomes the subject of a bankruptcy, reorganization or similar debtor-relief proceeding (in the case of an involuntary petition filed against Trustor, unless the petition is dismissed within sixty (60) days after being filed); (iv) becomes, or any of its property becomes, the subject of appointment of a receiver, trustee, or conservator (in the case of such appointment without Trustor’s consent, unless the appointment is vacated within sixty (60) days thereafter); (v) has any of its property become subject to any attachment, execution, sequestration or other judicial seizure that is not discharged within sixty (60) days; or (vi) fails to pay or discharge any judgment against it, which is not covered by insurance proceeds, singly or in the aggregate, in excess of two hundred fifty thousand dollars ($250,000), or to appeal such judgment(s) and obtain a stay thereof within thirty (30) days of entry; and (e) any event described in Section 4.11 as constituting an Event of Default.

4.7.2 Remedies.

(a) Upon the occurrence of an Event of Default and during the continuation thereof, Beneficiary may, in addition to all of its other rights and remedies, howsoever existing or arising, all of which are cumulative, but subject to the limitations of Section 4.20.1, do any one or more of the following: (i) declare all sums secured hereby (or guaranteed pursuant to the Trustor Guaranty) immediately due and payable; (ii) enter on or into the Property, in person, by agent or by court appointed receiver, and take such action as Beneficiary may determine desirable to manage and operate the Property and/or the Collateral and/or to collect Rents, and Beneficiary may apply any Rents collected against the Secured Obligations without in any way curing or waiving any default of Trustor; (iii) foreclose, non-judicially and/or by judicial action, in any order, separately or together, at the same or different times and places, in one sale or any number of separate sales, with disclaimers of any or all warranties, against some or all of the Property, the Collateral, and/or any other real or personal property security for the Secured Obligations, without waiving any other part thereof; (iv) require Trustor to assemble any or all of the Collateral and make it available to Beneficiary in a place reasonably designated by Beneficiary, and sell the Collateral at the Property or elsewhere, with or without having the Collateral at the place of sale; (v) without removal, render the Collateral unusable and dispose of it on the Property; (vi) enter upon the Property and possess and remove any or all of the Collateral without legal process, if Beneficiary can do so without a breach of the peace, or by legal action for possession; (vii)sell, lease, license or otherwise dispose of any or all of the Collateral, disclaiming any or all warranties of any kind which by law may be disclaimed (and no such disclaimer shall be considered to affect the commercial reasonableness of any such sale, lease, license or other disposition), and exercise any or all other remedies now or in the future available to a secured party under the California Uniform Commercial Code; (viii) obtain the appointment of a receiver ex parte and without prior notice to Trustor, which notice Trustor hereby waives; (ix) do any other acts which Beneficiary deems proper to protect this Deed of Trust and its interests hereunder until all of the Secured Obligations are paid and performed in full; and (x) exercise any other legal, equitable or contractual right or remedy against Trustor and/or any security and/or any other person liable (by way of co-obligation, guaranty, assumption, endorsement or otherwise) upon the Secured Obligations.

(b) Without limiting the generality of the foregoing, during the existence of an Event of Default Beneficiary shall have all the rights and remedies of a secured party under the Uniform Commercial Code. These remedies include the right and power to take possession of the Collateral, wherever it may be found, and the right and power, whether or not Beneficiary takes possession of the Collateral, to sell, at public or private sale or sales, or otherwise collect, enforce, dispose of or use all or any portion of the Collateral in any manner authorized or permitted under the Uniform Commercial Code, in such order or manner as Beneficiary may elect in its sole discretion. Beneficiary may credit bid and purchase at any public sale. Beneficiary shall not be required to prepare or process the Collateral before disposition, or to make any warranties of title or otherwise to any person acquiring any of the Collateral. To the extent that notice of sale is required by applicable law, Trustor agrees that notice given as provided herein, at least 10 days before the date of the proposed public sale or disposition or the date after which a private sale may be made, shall be deemed reasonable and shall fully satisfy any requirement of giving of notice. Beneficiary may, at its option, dispose of the Collateral on credit terms, and, in such event, shall credit against the Secured Obligations the amounts of cash proceeds payable to Beneficiary in connection with such disposition and applied to the Secured Obligations. Beneficiary is hereby granted a license or other right to use during the continuance of an Event of Default, without charge, Trustor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any tangible or intangible property or rights of a similar nature, as pertaining to the Collateral, in advertising for sale and selling any Collateral, completion of work-in-process or rendering of services or otherwise in connection with enforcing Beneficiary’s security interest in all or any portion of the Collateral, and Trustor’s rights under all licenses and all franchise agreements shall inure to Beneficiary’s benefit.

(c) Trustor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Beneficiary may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Trustor acknowledges that any such private sales may be at prices and on terms less favorable to Trustor than those obtainable through a public sale without such restrictions, and that Beneficiary shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

(d) Beneficiary may grant such license or licenses relating to the Collateral, for such term or terms, on such conditions, and in such manner, as Beneficiary shall in its discretion deem appropriate. Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

(e) Without limiting any rights or powers granted by this Deed of Trust to Beneficiary while no Event of Default has occurred and is continuing, Beneficiary is hereby appointed the attorney-in-fact of Trustor for the purpose, upon the occurrence and during the continuation of any Event of Default, of carrying out the provisions of this Section 4.7 and taking any and all actions, and executing or otherwise authenticating any and all instruments or other records, that Beneficiary may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Beneficiary shall be entitled under this Section 4.7 to make collections in respect of the Collateral, Beneficiary shall have the right and power to receive, endorse and collect all checks made payable to the order of Trustor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Notwithstanding anything set forth in this subsection 4.7.2(f) to the contrary, any action Beneficiary takes as attorney-in-fact under this Deed of Trust shall be at Beneficiary’s sole cost and expense; provided that if any of Trustor, as guarantor under Trustor Guaranty, or any other Affiliate of Trustor, directly or indirectly, through any action or inaction, contests, delays, objects to, prevents or attempts to prevent such action, then any such cost and expense incurred by Beneficiary shall be the sole obligation of Trustor and payment by Trustor shall be automatically included in the Secured Obligations.

4.7.3 Effect of Exercise of Remedies. No remedy provided or permitted under this Deed of Trust is exclusive of any other, or of any remedy provided or permitted by law, equity or any instrument or agreement evidencing, securing, guarantying or relating to any of the Secured Obligations. Each such remedy is cumulative and in addition to every other. No exercise of remedies, including foreclosure, against any part of the Property or the Collateral shall exhaust or extinguish Beneficiary’s rights to exercise remedies, including foreclosure, against any other part of the Property or the Collateral until the Secured Obligations are paid in full. A sale of less than all of the Property and/or the Collateral or any defective or irregular sale made under this Deed of Trust shall not exhaust or extinguish the power of sale provided for in this Deed of Trust or any right or power of sale provided by law, and subsequent sales may be made until the Secured Obligations are paid in full, or the entire Property and Collateral is sold, without defect or irregularity. Beneficiary may exercise any one or more of its remedies at its option without regard to the adequacy of its security.

4.7.4 Sale(s) by Trustee of the Property and Collateral.

(a) If Beneficiary elects to sell any of the Property (separately from or together with all or any part of the Collateral) under the power of sale herein granted, Trustee shall record and give all notices of default(s), election(s) to sell and sale(s) as may be required by law. Upon the expiration of such time(s) as is required by law, Trustee shall, without demand on Trustor, sell all or such portions of the Property as Beneficiary may direct in its sole discretion (and, if so directed by Beneficiary, all or any portions of the Collateral) upon any terms and conditions specified by Beneficiary and permitted by law, at the time and place (or the times and places) fixed in the notice(s) of sale(s) (subject to postponement as provided below), as a whole or in separate parcels or items, and in such order, and in one sale or any number of separate sales, all as Beneficiary may direct in its sole discretion, at public auction(s), to the highest bidder(s) for cash payable at the time of sale(s). Trustor waives all rights (i) to require that the Property and/or Collateral be sold together or separately, (ii) to direct the order in which any of the Property or Collateral will be sold, and (iii) to have any of the Property or Collateral marshalled upon any sale. Trustee may postpone any sale from time to time by public announcement at the time and place of the sale as fixed by notice or by prior postponement, and may without further notice make such sale at the time fixed by the last postponement.

(b) Any person, including Trustee or Beneficiary, may purchase at such sale. Trustee shall deliver to the purchaser a deed conveying the Property or portion thereof sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.

(c) Upon a sale by Trustee, and after deducting all costs, expenses, and fees of Trustee and of this trust (including the cost of evidence of title in connection with the sale), Trustee shall apply the proceeds from the sale to the payment of the Secured Obligations in such order as Beneficiary may direct and remit the remainder, if any, to the person or persons legally entitled thereto.

4.8 Successor Trustee. Beneficiary, or any successor in ownership of any of the Secured Obligations, may from time to time, by instrument in writing prepared and executed in accordance with then-applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. If required by law, said instrument must contain the name of the original Grantor, Trustee and Beneficiary hereunder, the recordation information for this Deed of Trust, and the name and address of the new Trustee.

4.9 Binding. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall include Beneficiary’s successor and assigns in respect of the Trustor Guaranty, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular includes the plural and vice versa.

4.10 Acceptance by Trustee. Trustee accepts this Deed of Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

4.11 Acceleration of Indebtedness upon Sale or Encumbrance of the Property. If, in any manner or way, absolutely or for security, voluntarily or involuntarily, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld: (a) Trustor, or any successor in interest to Trustor with respect to the Property, except as otherwise expressly permitted under this Deed of Trust (including, but not limited to, Section 3.8.1 and Section 3.8.6), sells, conveys, alienates, assigns, transfers, encumbers or disposes of the Property, the Collateral, or any part thereof or any interest therein, or becomes divested of its title or any interest therein, or enters into an agreement to do so, or (b) Trustor shall cease to be wholly owned by Borrower, either directly or through another entity that is wholly owned by Borrower, then this Deed of Trust shall be in default (i.e., an Event of Default shall exist), and Beneficiary may, at its election, declare the sums due under the Notes and the other Guaranteed Obligations (and, concomitantly, under the Trustor Guaranty), irrespective of the terms of the Notes, such other Guaranteed Obligations, immediately due and payable, without notice. No waiver of the requirement of consent by Beneficiary as set forth herein shall be effective unless in writing. Consent by Beneficiary to any one or more transactions described above shall not constitute nor be deemed to be a consent, or waiver of the requirement of consent, as to any future or succeeding transactions.

4.12 Environmental Obligations and Indemnities.

4.12.1 Definitions. The following terms used in this Deed of Trust shall have the meanings set forth below:

(a) “Hazardous Materials Claims” means any and all claims and causes of action, demands, administrative proceedings or orders, liens, losses, damages, injuries to persons and/or property, judgments, penalties, fines, suits, proceedings, defenses, offsets, obligations, duties, costs or expenses (including a remedial, removal, response, abatement, cleanup, compliance, legal, investigative, planning and monitoring costs) and other liabilities arising from any Hazardous Material and/or any Environmental Law.

(b) “Indemnified Parties” means Beneficiary and any successor to Beneficiary, any assignee of Beneficiary’s interest in the Secured Obligations, the directors, officers, employees, shareholders and agents of Beneficiary and such assignees and successors, and their respective heirs, executors, administrators, legal representatives, successors and assigns.

4.12.2 Compliance with Environmental Laws; Use of Hazardous Materials. Trustor shall at all times keep and maintain the Property in compliance with, and shall not cause or permit the Property or any activities conducted thereon to be in violation of, any Environmental Law, and shall give all notices and warnings and make all disclosures required by any Environmental Law. Trustor shall not conduct itself, and shall not consent to any third party, or any owner, tenant, lessee or other occupant of the Property to conduct itself (and shall take commercially reasonable actions to prevent any such third party from conducting itself), in a manner so as to be in violation of any Environmental Law.

4.12.3 Notification to Beneficiary. Trustor shall immediately advise Beneficiary in writing of Trustor’s discovery of or receipt of notice of (i) any and all Hazardous Materials Claims, or any proceeding or inquiry by any governmental authority, with respect to the presence of any Hazardous Material on, under or about the Property; (ii) any use, release, discharge, or presence of Hazardous Material, on, under or about the Property; and (iii) any Remedial Work (as defined below) that Trustor proposes to undertake. Trustor shall also provide to Beneficiary copies of all notices received by Trustor from governmental authorities relating to any of the foregoing and all responses to such notices, including all reports, studies, and/or remedial action plans and other materials prepared by or on behalf of Trustor.

4.12.4 Remedial Work. In the event that any investigation, site monitoring, abatement, containment, cleanup, removal, restoration, response or other remedial work of any kind or nature with respect to the Property (the “Remedial Work”) is required under any Environmental Law or recommended in any environmental report, Trustor shall notify Beneficiary and shall promptly and within the period of time required under applicable Environmental Laws commence to perform, or cause to be commenced, and thereafter diligently prosecute to completion all such Remedial Work at Trustor’s sole cost and expense, in compliance with applicable Environmental Laws and in good and workmanlike manner, free of all liens and encumbrances. In the event that Trustor fails to perform any obligation hereunder, Beneficiary shall have the right, but not the duty, to perform, and Trustor agrees to pay to Beneficiary, on demand, all costs and expenses incurred by Beneficiary in connection therewith.

4.12.5 Indemnity. Trustor agrees to indemnify, defend, protect, save and hold harmless the Indemnified Parties from and against any and all Hazardous Materials Claims and other costs arising under or in respect of any Environmental Law or presence of any Hazardous Materials on, under or about the Property first occurring after the Effective Date and which arise by reason of Trustor’s failure to perform or observe any of its obligations or agreements under this Section 4.12 but exclusive of Hazardous Materials Claims and other costs arising under or in respect of any Environmental Law or presence of any Hazardous Materials on, under or about the Property arising on or prior to the Effective Date. All Indemnified Parties affected by any Hazardous Materials Claim shall have the right to participate, with counsel of their choice, in the defense of such Hazardous Materials Claim. Trustor shall not settle or compromise any Hazardous Materials Claim without first obtaining written approval of the proposed settlement or compromise from all affected Indemnified Parties.

4.12.6 Obligations Cumulative. Trustor’s obligations under this indemnity shall be in addition to any other obligations or liability that Trustor may have to the Indemnified Parties at law or in equity or pursuant to any other Transaction Agreement, including, without limitation, any obligation of contribution, compensation or indemnity under any Environmental Law or under any other Transaction Agreement.

4.12.7 Indemnity Obligations Survive Extinguishment of Lien. Notwithstanding any contrary provision or implication in this Deed of Trust, Trustor’s indemnity obligations set forth in Section 4.12.5 shall survive the extinguishment of the lien of this Deed of Trust as a result of transfer of title to the Property upon conclusion of a judicial or non-judicial foreclosure sale, a conveyance in lieu of foreclosure, or by reconveyance of this Deed of Trust. Trustor agrees that the Indemnified Parties may take advantage to the fullest extent possible of all of their rights and remedies under California Code of Civil Procedure Sections 564, 726.5 and 736 and California Civil Code Section 2929.5, and any related, similar or successor provisions, all as currently existing and as may be amended or adopted hereafter. Trustor agrees that the Indemnified Parties may bring an action for breach of such indemnity obligations against Trustor whether or not Trustor is in default, and that an action or failure to foreclose first against all or any portion of the Property shall not constitute an action within the meaning of subdivision (a) of California Code of Civil Procedure Section 726, or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of California Code of Civil Procedure Sections 580a, 580b, or 580d, or subdivision (b) of Section 726 or any other provision of California or other applicable law similar to the foregoing.

4.12.8 Receiver. Without limiting any of the other remedies or provisions set forth in this Deed of Trust, Beneficiary may bring an action for the appointment of a receiver for the enforcement of the rights provided in Section 2929.5 of the California Civil Code, and any related, similar or successor provision, as currently existing and as may be amended or adopted hereafter. Trustor acknowledges that any action by Beneficiary to appoint a receiver pursuant to this Section 4.12 (or otherwise) shall not constitute an action within the meaning of subdivision (a) of California Code of Civil Procedure Section 726.

4.13 No Merger. No merger shall occur, and Beneficiary shall not be deemed to have intended that any merger occur, as a result of Beneficiary’s acquiring any other estate or interest in, or any other lien on, the Property or the Collateral, unless Beneficiary consents to a merger in writing.

4.14 Severability; Construction; Governing Law. If any term or provision of the Deed of Trust or the application thereof to any person, entity or circumstances shall to any extent be invalid or unenforceable, the remainder of the Deed of Trust, or the application of such terms or provision to persons, entities, or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and each term or provision of the Deed of Trust shall be valid and enforceable to the fullest extent permitted by law. Headings in this Deed of Trust are for convenience only and do not govern, limit or aid in the interpretation of the provisions of this Deed of Trust. This Deed of Trust and the Secured Obligations secured hereby shall be governed by and interpreted in accordance with the laws of the State of California.

4.15 Releases, Extensions, Modifications and Additional Security. From time to time, Beneficiary may perform any of the following acts without incurring any liability or giving notice to any person: (i) release any person liable for payment of any Secured Obligation, (ii) extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation, (iii) accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security, (iv) alter, substitute or release any property securing the Secured Obligations, (v) reconvey any part of the Property, (vi) consent to the making of any map or plat thereof or join in or subordinate to the granting of any easement or covenants, conditions and restrictions on the Property; or (vii) join in any extension agreement or any agreement subordinating the lien or charge hereof.

4.16 Joint and Several. If more than one Trustor is named herein, all obligations of Trustor hereunder are joint and several and, except where the context otherwise requires, references to “Trustor” shall refer to each and every Trustor hereunder. If Trustor is a partnership, Trustor’s obligations hereunder are the joint and several obligations of all general partners in Trustor.

4.17 Notices. Any notices, consents, permissions or other communications required by this Deed of Trust, or that either party desires to give to the other in connection with the Secured Obligations, shall be in writing and shall deemed to be delivered (a) three days after a record has been deposited in any United States postal box if postage is prepaid and the notice properly addressed to the intended recipient, (b) when received by telecopy, or (c) when personally delivered (including delivery by courier service) (or, if delivery is refused, when delivery is attempted). All such communications shall be addressed to a party at its address for notice set forth in the first paragraph of this Deed of Trust or at such other address as it may designate for purpose of communications hereunder by notice given in accordance with this Section 4.17.

4.18 Request for Notice. Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to Trustor at the address set forth in the first paragraph of this Deed of Trust.

4.19 Interpretation. This Section 4.19 shall apply to the interpretation of this Deed of Trust and, except as otherwise provided therein (if applicable), of the Trustor Guaranty. The words “herein,” “hereof,” “hereunder” and words of similar import refer to this Deed of Trust as a whole and not to any particular Article, Section or subdivision hereof or thereof. All references to “Articles,” “Sections,”

“Exhibits” and other parts or subdivisions are to the corresponding Articles, Sections, Exhibits or parts or subdivisions of this Deed of Trust, the Trustor Guaranty in which they appear, unless otherwise specified. All references to the Trustor Guaranty, or to any other Transaction Agreement, mean the Trustor Guaranty, or such other Transaction Agreement as from time to time in effect, including all amendments and modifications thereto and extensions, renewals, and restatements thereof. The terms “include,” “including” and forms thereof mean inclusive without limitation, and the term “or” is not exclusive, except where the context otherwise requires. The term “day” means calendar day. The term “person” means any individual, corporation, partnership, limited liability company, governmental entity or authority, or other entity of any kind.

4.20 Non-Borrower Trustor. Trustor agrees as follows:

4.20.1 Conditions Precedent to Exercise of Rights. Trustor hereby waives any right it may now or hereafter have to require Beneficiary, as a condition to the exercise of any remedy or other right against Trustor hereunder or under any other document executed by Trustor in connection with any Secured Obligation: (a) to proceed against Borrower or another person, or against any other collateral assigned to Beneficiary by Trustor or Borrower or another person, or (b) to pursue any other right or remedy in Beneficiary’s power; (c) to give notice of the time, place or terms of any public or private sale of real or personal property collateral assigned to Beneficiary by Borrower or other person (other than Trustor), or otherwise to comply with the California Commercial Code (as modified or recodified from time to time) with respect to any such personal property collateral; or (d) to make or give (except as otherwise expressly provided in the Trustor Guaranty) any presentment, demand, protest, notice of dishonor, notice of protest or other demand or notice of any kind in connection with any Secured Obligation, Guaranteed Obligation, or obligation of any other person incurred with respect to or in connection with either the Secured Obligations or the Guaranteed Obligations (“Third-Party Obligations,” and the persons obligated thereon, “Third Party Obligors”) (the Secured Obligations, the Guaranteed Obligations and the Third Party Obligations, collectively, the “Related Obligations”) any or any collateral (other than the Property and the Collateral subject hereto (for purposes of this Section 4.20, the “Subject Property”) for any Related Obligation.

4.20.2 Defenses. Trustor hereby waives any defense it may now or hereafter have that relates to: (a) any disability or other defense of Borrower or any other person; (b) the cessation, from any cause other than full performance, of the obligations of Borrower or any other person; (c) the application of the proceeds of any Guaranteed Obligation, by Borrower or any other person, for purposes other than the purposes represented to Trustor by Borrower or otherwise intended or understood by Trustor or Borrower; (d) any act or omission by Beneficiary which directly or indirectly results in or contributes to the release of Borrower or any other person or any collateral for any Related Obligation; (e) the unenforceability or invalidity of any collateral assignment (other than this Deed of Trust) or guaranty with respect to any Related Obligation, or the lack of perfection or continuing perfection or lack of priority of any lien (other than the lien hereof) which secures any Related Obligation; (f) any failure of Beneficiary to marshal assets in favor of Trustor or any other person; (g) any modification of any Related Obligation, including any renewal, extension, acceleration or increase in interest rate; (h) any and all rights and defenses arising out of an election of remedies by Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation or Third-Party Obligation, has destroyed Trustor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (i) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (j) any failure of Beneficiary to file or enforce a claim in any bankruptcy or other proceeding with respect to any person; (k) the election by Beneficiary, in any bankruptcy proceeding of any person, of the application or non-application of Section 1111(b)(2) of the

United States Bankruptcy Code; (l) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (m) any use of cash collateral under Section 363 of the United States Bankruptcy Code; or (n) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person. Trustor further waives any and all rights and defenses that Trustor may have because (if applicable) Borrower’s debt is secured by real property; this means, among other things, that: (1) Beneficiary may collect from Trustor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Beneficiary forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Beneficiary may collect from Trustor even if Beneficiary, by foreclosing on the real property collateral, has destroyed any right Trustor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Trustor may have because Borrower’s debt is secured by real property. These rights and defenses being waived by Trustor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, Trustor further expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to Trustor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.

4.20.3 Subrogation. Trustor hereby waives, until such time as all Related Obligations are fully performed: (a) any right of subrogation against Borrower that relates to any Guaranteed Obligation; (b) any right to enforce any remedy Trustor may now or hereafter have against Borrower that relates to any Guaranteed Obligation; and (c) any right to participate in any collateral now or hereafter assigned to Beneficiary with respect to any Guaranteed Obligation or Third-Party Obligation.

4.20.4 Borrower Information. Trustor agrees: (a) that Beneficiary would not make the Loan but for this Deed of Trust; (b) that Trustor has not relied, and will not rely, on any representations or warranties by Beneficiary to Trustor with respect to the creditworthiness of Borrower or the prospects of repayment of any Guaranteed Obligation from sources other than the Subject Property; (c) that Trustor has established and/or will establish adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to the business operations, if any, and financial condition of Borrower; (d) that Trustor assumes full responsibility for keeping informed with respect to Borrower’s business operations, if any, and financial condition; (e) that Beneficiary shall not have any duty to disclose or report to Trustor any information now or hereafter known to Beneficiary with respect to Borrower, including, without limitation, any information relating to any of Borrower’s business operations or financial condition; and (f) that Trustor is familiar with the terms and conditions of the Transaction Agreements and consents to all provisions thereof.

4.20.5 Reinstatement of Lien. Beneficiary’s rights hereunder shall be reinstated and revived, and the enforceability of this Deed of Trust shall continue, with respect to any amount at any time paid on account of any Guaranteed Obligation which Beneficiary is thereafter required to restore or return in connection with a bankruptcy, insolvency, reorganization or similar proceeding with respect to Borrower.

4.20.6 Subordination. Until all of the Guaranteed Obligations and Third-Party Obligations have been fully paid and performed: (a) Trustor hereby agrees that all existing and future indebtedness and other obligations of Borrower or any Third-Party Obligor to Trustor (collectively, the “Subordinated Debt”) shall be and are hereby subordinated to all Related Obligations which constitute obligations of the applicable Borrower or Third-Party Obligor, and the payment thereof is hereby deferred in right of payment to the prior payment and performance of all such Related Obligations; and (b) Trustor shall not collect or receive any cash or non-cash payments on any Subordinated Debt or transfer all or any portion of the Subordinated Debt; and (c) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, Borrower or any Third-Party Obligor with respect to any Subordinated Debt is received by Trustor, such payment or distribution (i) is hereby assigned to Beneficiary as security for the Secured Obligations, and (ii) shall be immediately paid over to Beneficiary.

4.20.7 Lawfulness and Reasonableness. Trustor warrants that all of the waivers in this Deed of Trust are made with full knowledge of their significance, and of the fact that events giving rise to any defense or other benefit waived by Trustor may destroy or impair rights which Trustor would otherwise have against Beneficiary, Borrower and other persons, or against collateral granted by Borrower or other persons. Trustor agrees that all such waivers are reasonable under the circumstances and further agrees that, if any such waiver is determined (by a court of competent jurisdiction) to be contrary to any law or public policy, the other waivers herein shall nonetheless remain in full force and effect.

4.20.8 Enforceability. Trustor hereby acknowledges that: (a) the obligations undertaken by Trustor in this Deed of Trust are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Beneficiary’s consideration for entering into this transaction, Beneficiary has specifically bargained for the waiver and relinquishment by Trustor of all such defenses, and (d) Trustor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Trustor does hereby represent and confirm to Beneficiary that Trustor is fully informed regarding, and that Trustor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Trustor, and (iv) the legal consequences to Trustor of waiving such defenses. Trustor acknowledges that Trustor makes this Deed of Trust with the intent that this Deed of Trust and all of the informed waivers herein shall each and all be fully enforceable by Beneficiary, and that Beneficiary is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

4.20.9 Disclosure of Information; Participants. Trustor understands and agrees that Beneficiary may elect to sell, assign, or participate all or any part of Beneficiary’s interest in the Loan pursuant to the terms of the Notes, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Beneficiary’s sole discretion. Trustor further agrees that Beneficiary may disseminate to any such potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Beneficiary with respect to: (a) the Subject Property and Collateral and its operation; (b) any party connected with the Loan (including, without limitation, the Trustor, Borrower, any partner of Borrower and any guarantor); and/or (c) any lending relationship other than the Loan which Beneficiary may have with any party connected with the Loan.

4.21 Waiver of Statute of Limitations. Trustor waives the right to assert any statute of limitations as a defense and the Secured Obligations, to the fullest extent permitted by applicable law.

4.22 Entire Agreement. This Deed of Trust, together with the Trustor Guaranty, represents the entire agreement between Trustor and Beneficiary with respect to the subject matter hereof, superseding any and all other agreements, promises or representations as they relate to that subject matter.

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SIGNATURE OF TRUSTOR:

KAISER EAGLE MOUNTAIN, LLC,
a Delaware limited liability company

By:	/s/ Doug Divine
	Name:	Doug Divine
	Title:	Authorized Person

(Signature page to Deed of Trust – Eagle Mountain)

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA

COUNTY OF                     )

On before me,
(insert name and title of the officer)

personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

(Signature page to Deed of Trust – Eagle Mountain)